UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois		60707
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to Current Report on Form 8-K is to update the Current Report on Form 8-K dated December 7, 2012, originally filed on December 11, 2012, to attach the final form of the Third Amendment to Credit Agreement among Cobra Electronics Corporation, BMO Harris Bank N.A. (formerly known as Harris N.A.), as administrative agent, and the lenders party thereto.

Item 9.01. Financial Statements and Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

10.1	Third Amendment to Credit Agreement dated December 7, 2012 among Cobra Electronics Corporation, BMO Harris Bank N.A. (formerly known as Harris N.A.), as administrative agent, and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA ELECTRONICS CORPORATION

By:	/s/ Robert J. Ben
Name:	Robert J. Ben
Title:	Senior Vice President and Chief Financial Officer

Date: December 19, 2012

EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

10.1	Third Amendment to Credit Agreement dated December 7, 2012 among Cobra Electronics Corporation, BMO Harris Bank N.A. (formerly known as Harris N.A.), as administrative agent, and the lenders party thereto

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